EXHIBIT A
                                    ---------

                                 XTEND PRODUCTS
                                 --------------


         See attached list of products.

------------------

-----------------------------------
XTEND                OEM
 P/N                 MANU.
-----------------------------------

NOTEBOOK BATTERIES

B001               Compudyne
B007               Sharp
B008               Sharp
B030               HP
B031               HP
B032               HP
B050               Winbook
B079               NEC
B089               NEC
B090               AT&T
B091               NEC
B093               NEC
B095               Zenith
B096               Zenith
B101               Apple
B102               Apple
B104               Apple
B141               Apple
B142               Apple
B143               Apple
B145               Apple
B260               Compaq
B261               Compaq
B261C              Compaq
B263               Compaq
B264               Compaq
B266               Compaq
B267               Compaq
B269               Compaq
B270               Compaq
B271               Compaq
B272               Compaq
B275               Compaq
B280               Compaq
B280C              Compaq
B281               Compaq
B282               Compaq
B283               Compaq
B284               Compaq
B285               Compaq
B286               Compaq
B287               Compaq
B288               Compaq
B291               Compaq
B300               IBM
B301               IBM
B301C              IBM
B302               IBM

         EXHIBIT A

-----------------------------------
XTEND              OEM
-----------------------------------
B303               IBM
B305               IBM
B306               IBM
B307               IBM
B308               IBM
B309               IBM
B310               IBM
B315               IBM
B320               IBM
B330               IBM
B330C              IBM
B335               IBM
B378               IBM
B379               IBM
B380               IBM
B381               IBM
B398               IBM
B401               Toshiba
B402               Toshiba
B403               Toshiba
B404               Toshiba
B406               Toshiba
B407               Toshiba
B408               Toshiba
B410               Toshiba
B420               Toshiba
B430               Toshiba
B437               Toshiba
B487               Toshiba
B488               Toshiba
B489               Toshiba
B490               Toshiba
B491               Toshiba
B492               Toshiba
B496               Toshiba
B510               Micron
B565               Packard Bell
B575               Packard Bell
B662               AST
B664               AST
B665               Dell
B667               Dell
B669               AST
B670               AST
B710               Fujitsu
B711               Fujitsu
B720               HP
B721               HP
B781               Acer
B782               Acer
B782               TI
B783               Canon

         EXHIBIT A

-----------------------------------
XTEND              OEM
-----------------------------------

B792               Canon
B794               Canon
B795               Canon
B801               TI
B803               TI
B809               TI
B847               TI
B855               TI
B908               Epson
B963               Epson
B992               Epson
B998               Epson



POWER ACCESSORY BUNDLES

P202               Compaq
P304C              IBM
P305C              IBM
P306C              IBM
P307               IBM
P350               IBM
P360               IBM
P370               IBM
P401C              Toshiba
P402               Toshiba
P403               Toshiba
P404C              Toshiba


BATTERY
CHARGERS/CONDITIONERS**

C001               NEC
C104               Apple
C203C              Compaq
C301C              IBM
C302C              IBM
C304               IBM
C305               IBM
C354               IBM
C402C              Toshiba
C404               Toshiba
C421C              Toshiba
C804C              TI
C812C              TI
C908               Epson


MICROBOLT DC AUTO ADAPTERS

M404*              Toshiba
M405*              Compaq
M405*              Toshiba

         EXHIBIT A

-----------------------------------
XTEND              OEM
-----------------------------------

POWERXTENDER DC AUTO/AIRLINE
ADAPTERS

D001               NEC
D005               Winbook
D100               Apple
D306               IBM
D307               IBM
D401               Toshiba
D709               Canon
D803               TI
D805               TI
D906               Epson
E102               Apple
E103               Apple
E104               Apple
E160               CompUSA
E161               CompUSA
E162               CompUSA
E200               Compaq
E202               Compaq
E203               Compaq
E205               Compaq
E206               Compaq
E208               Compaq
E209               Compaq
E260               Compaq
E265               Compaq
E300               IBM
E302               IBM
E303               IBM
E351               IBM
E360               IBM
E400               Toshiba
E402               Toshiba
E403               Toshiba
E405*              Toshiba
E407               Toshiba
E460               Toshiba
E461               Toshiba
E462               Toshiba
E501               NEC
E502               NEC
E506               NEC
E510               Micron
E511               Micron
E512               Micron
E513               Micron
E530               CTX
E600               Dell

         EXHIBIT A

-----------------------------------
XTEND              OEM
-----------------------------------

E604               Dell
E606               Dell
E607               Dell
E608               Dell
E611               AST
E612               AST
E612               Sony
E620               Digital
E621               Compaq
E621               Digital
E660               Dell
E660               HP
E660               Micron
E690               Gateway
E700               Fujitsu
E701               Acer
E710               Fujitsu
E710               Sony
E720               HP
E780               Sony
E804               TI
E805               TI
E806               TI
E809               IBM
E809               TI
E902               Winbook
E910               Winbook
E911               Winbook


AC ADAPTERS

A301               IBM
A302               IBM
A350               IBM


PORT REPLICATORS

R201               Compaq
R202               Compaq
R203               Compaq
R301               IBM
R302               IBM
R325               IBM
R401               Toshiba
R402               Toshiba
R404               Toshiba
R405               Toshiba
R406               Toshiba
R420               Toshiba
R422               Toshiba
R502               NEC

         EXHIBIT A

-----------------------------------
XTEND              OEM
-----------------------------------

MONITOR STANDS

S001               Universal
S002               Universal
S003               Universal